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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   NOVEMBER 2, 2001
DATE OF EARLIEST EVENT REPORTED:    NOVEMBER 2, 2001


                           GENERAL SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                       1-5442                  13-3575653
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
of incorporation or                                     Identification Number)
organization

                              10 MELVILLE PARK ROAD
                            MELVILLE, NEW YORK 11747

                    (Address of principal executive offices)





REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (631) 847-3000


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          On August 1, 2001, General Semiconductor, Inc. (the "Company") filed a Form 8-K announcing the execution of an Agreement and Plan of Merger, dated as of July 31, 2001 (the "Merger Agreement"), by and among Vishay Intertechnology, Inc. ("Parent"), Vishay Acquisition Corp. ("Merger Sub") and the Company, pursuant to which, among other things, Merger Sub will be merged with and into the Company, whereafter the Company, as the surviving corporation in the Merger, will be a wholly owned subsidiary of Parent (the "Merger"). On November 2, 2001, the stockholders of the Company voted at a special meeting of stockholders to approve the Merger, and the stockholders of Parent voted at a special meeting of stockholders to approve the proposals related to the Merger. The Certificate of Merger was effective on November 2, 2001, whereby, under the terms and conditions of the Merger Agreement, a change in control of the registrant occurred.

          The Merger Agreement was filed as Exhibit 2.1 to the Form 8-K/A filed on August 6, 2001 and is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS



          Exhibit       Description
          -------       -----------


          2.1 Agreement and Plan of Merger by and among Vishay Intertechnology, Inc., Vishay Acquisition Corp. and the Registrant, dated as of July 31, 2001. (Incorporated by reference to Exhibit 2.1 to the Form 8-K/A filed by the Company on August 6, 2001.)


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                                SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated:  November 2, 2001


                                        GENERAL SEMICONDUCTOR, INC.


                                        By:  /s/ Robert J. Gange
                                             ----------------------------
                                             Robert J. Gange
                                             Senior Vice President and
                                               Chief Financial Officer


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                               EXHIBIT INDEX



          Exhibit       Description
          -------       -----------


          2.1 Agreement and Plan of Merger by and among Vishay Intertechnology, Inc., Vishay Acquisition Corp. and the Registrant, dated as of July 31, 2001. (Incorporated by reference to Exhibit 2.1 to the Form 8-K/A filed by the Company on August 6, 2001.)